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                                                              Exhibit 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of the JPMorgan Mid-Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund, each a series of J.P. Morgan Mutual Fund Select Group (the "Registrant").

I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Mid-Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund, each a series of the Registrant.


/s/ George C.W. Gatch
---------------------
George C.W. Gatch
President

March 5, 2004
---------------------
Date


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of the JPMorgan Mid-Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund, each a series of J.P. Morgan Mutual Fund Select Group (the "Registrant").

I, Patricia A. Maleski, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of JPMorgan Mid-Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund, each a series of the Registrant.


/s/ Patricia A. Maleski
-----------------------
Patricia A. Maleski
Treasurer

March 5, 2004
-----------------------
Date


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.